                                     EXHIBIT 10A

                    AMENDMENT TO ANALYSIS & TECHNOLOGY, INC.

                             1983 STOCK OPTION PLAN

            1. The 1983 Plan is amended to insert a "Change in Control" provision by adding the following language at the end of the first sentence in
Section 13 of the Plan:

            Notwithstanding any other provision of this Plan or any Option granted hereunder, each Option granted under this Plan and still outstanding shall become immediately exercisable in the event that there is a "Change in Control" of the Corporation; provided, however, that in the case of an Incentive Stock Option, such acceleration of exercisability shall be subject to the limitations of Section 6.2 of this Plan. For purposes of this Plan, the term "Change in Control" shall mean any of the following events:

                  (i) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") except that a Person shall not include any employee benefit plan maintained by the Corporation) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding Voting Securities;

                  (ii) The individuals who, as of the date of this Agreement are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                  (iii) Approval by shareholders of the Company of: (1) A merger, consolidation or reorganization involving the Company, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Company where: (A) the shareholders of the Company, immediately before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization, (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the Voting Securities of the Surviving Corporation, and (C) no Person other than (i) the Company, (ii) any subsidiary, (iii) any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation, or any subsidiary, or

(iv) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of forty percent (40%) or more of the then outstanding Voting Securities), has Beneficial Ownership of forty percent (40%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities; (2) A complete liquidation or dissolution of the Company; or (3) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

            2. In all other respects, the 1983 Stock Option Plan remains unchanged and in full force and effect.

                    AMENDMENT TO ANALYSIS & TECHNOLOGY, INC.

                             1984 STOCK OPTION PLAN

            1. The 1984 Plan is amended to insert a "Change in Control" provision by adding the following language at the end of the first sentence in
Section 13 of the Plan:

            Notwithstanding any other provision of this Plan or any Option granted hereunder, each Option granted under this Plan and still outstanding shall become immediately exercisable in the event that there is a "Change in Control" of the Corporation; provided, however, that in the case of an Incentive Stock Option, such acceleration of exercisability shall be subject to the limitations of Section 6.2 of this Plan. For purposes of this Plan, the term "Change in Control" shall mean any of the following events:

                  (i) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") except that a Person shall not include any employee benefit plan maintained by the Corporation) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding Voting Securities;

                  (ii) The individuals who, as of the date of this Agreement are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                  (iii) Approval by shareholders of the Company of: (1) A merger, consolidation or reorganization involving the Company, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Company where: (A) the shareholders of the Company, immediately before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization, (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the Voting Securities of the Surviving Corporation, and (C) no Person other than (i) the Company, (ii) any subsidiary, (iii) any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation, or any subsidiary, or

(iv) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of forty percent (40%) or more of the then outstanding Voting Securities), has Beneficial Ownership of forty percent (40%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities; (2) A complete liquidation or dissolution of the Company; or (3) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

            2. In all other respects, the 1984 Stock Option Plan remains unchanged and in full force and effect.

                    AMENDMENT TO ANALYSIS & TECHNOLOGY, INC.

                             1985 STOCK OPTION PLAN

            1. The 1985 Plan is amended to insert a "Change in Control" provision by adding the following language at the end of the first sentence in
Section 13 of the Plan:

            Notwithstanding any other provision of this Plan or any Option granted hereunder, each Option granted under this Plan and still outstanding shall become immediately exercisable in the event that there is a "Change in Control" of the Corporation; provided, however, that in the case of an Incentive Stock Option, such acceleration of exercisability shall be subject to the limitations of Section 6.2 of this Plan. For purposes of this Plan, the term "Change in Control" shall mean any of the following events:

                  (i) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") except that a Person shall not include any employee benefit plan maintained by the Corporation) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding Voting Securities;

                  (ii) The individuals who, as of the date of this Agreement are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                  (iii) Approval by shareholders of the Company of: (1) A merger, consolidation or reorganization involving the Company, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Company where: (A) the shareholders of the Company, immediately before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization, (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the Voting Securities of the Surviving Corporation, and (C) no Person other than (i) the Company, (ii) any subsidiary, (iii) any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation, or any subsidiary, or

(iv) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of forty percent (40%) or more of the then outstanding Voting Securities), has Beneficial Ownership of forty percent (40%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities; (2) A complete liquidation or dissolution of the Company; or (3) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

            2. In all other respects, the 1985 Stock Option Plan remains unchanged and in full force and effect.

                    AMENDMENT TO ANALYSIS & TECHNOLOGY, INC.

                             1986 STOCK OPTION PLAN

            1. The 1986 Plan is amended to insert a "Change in Control" provision by adding the following language at the end of the first sentence in
Section 13 of the Plan:

            Notwithstanding any other provision of this Plan or any Option granted hereunder, each Option granted under this Plan and still outstanding shall become immediately exercisable in the event that there is a "Change in Control" of the Corporation; provided, however, that in the case of an Incentive Stock Option, such acceleration of exercisability shall be subject to the limitations of Section 6.2 of this Plan. For purposes of this Plan, the term "Change in Control" shall mean any of the following events:

                  (i) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") except that a Person shall not include any employee benefit plan maintained by the Corporation) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding Voting Securities;

                  (ii) The individuals who, as of the date of this Agreement are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                  (iii) Approval by shareholders of the Company of: (1) A merger, consolidation or reorganization involving the Company, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Company where: (A) the shareholders of the Company, immediately before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization, (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the Voting Securities of the Surviving Corporation, and (C) no Person other than (i) the Company, (ii) any subsidiary, (iii) any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation, or any subsidiary, or

(iv) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of forty percent (40%) or more of the then outstanding Voting Securities), has Beneficial Ownership of forty percent (40%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities; (2) A complete liquidation or dissolution of the Company; or (3) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

            2. In all other respects, the 1986 Stock Option Plan remains unchanged and in full force and effect.